SECURITY AGREEMENT

THIS SECURITY AGREEMENT ( as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of March 19, 2014 (“Effective Date”) by and between Ergo Strategic Partners, LLC (the “Agent”), in its capacity as collateral agent hereunder (the “Collateral Agent”) for the purchasers (each a “Secured Party” and collectively, the “Secured Parties”) party to the Purchase Agreement (as defined below) and Enerpulse Technologies, Inc., a Nevada corporation (the “Company”).

RECITAL

A. The Company and the Secured Parties entered into a Note Purchase Agreement dated as of March 3, 2014 (the “Purchase Agreement”) pursuant to which the Secured Parties purchased, and the Company issued, Secured Promissory Notes (the “Notes”) to the Secured Parties dated as of the Effective Date evidencing the Company’s obligation to repay the Secured Parties certain funds on the terms and conditions set forth in the Notes.

B. The parties have agreed that the Company’s obligations under the Notes will be secured by the Company’s grant to the Collateral Agent for the benefit of the Secured Parties of a security interest in and to certain Collateral (as defined below), pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.            COLLATERAL AGENT.

1.1              Appointment of Collateral Agent. Appointment of Collateral Agent. Each of the Secured Parties appoints, designates and authorizes Ergo Strategic Partners, LLC as the Collateral Agent for all Collateral, and the Collateral Agent hereby agrees to act as Collateral Agent for the Secured Parties pursuant to the terms of this Agreement. Each Secured Party hereby authorizes the Collateral Agent, and the Collateral Agent agrees, to take such action on its behalf under the provisions of this Agreement and each Note and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, the Purchase Agreement or any Note, together with such powers as are reasonably incidental thereto, including to execute and enter into this Agreement, the Purchase Agreement and any other instruments relating to this Agreement and the Notes (the “Purchase Documents”). Notwithstanding any provision to the contrary contained elsewhere in any Purchase Document, the Collateral Agent (which term used in this sentence, and in Section 1.2 and Section 1.5 shall include reference to its affiliates, and its own and its affiliates' officers, directors, employees and agents) shall not have any duties or responsibilities, other than the duty to perform its express obligations under this Agreement and the other applicable Purchase Documents in accordance with their respective terms, subject in all events to the provisions of this Agreement limiting the responsibility or liability of the Collateral Agent hereunder, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Secured Party under this Agreement, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Purchase Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the Purchase Agreement or any Note with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. By acceptance of the benefits of this Agreement (whether by execution hereof or under the terms of the Purchase Agreement), each Secured Party that is not a party to this Agreement shall be deemed to have consented to the appointment and authorization set forth in the first two sentences of this subsection and the other provisions of this Section 1.

1.2              Liability of Collateral Agent. Neither the Collateral Agent nor any of its affiliates, officers, directors, employees, agents or attorneys in fact shall (i) be liable for any action taken or omitted to be taken by it or any such person under or in connection with this Agreement or any other Purchase Document or the transactions contemplated hereby or thereby (except for its own bad faith, gross negligence or willful misconduct (provided that the foregoing shall not limit any liability the Collateral Agent may have arising solely in respect of its capacity as a Secured Party)), or (ii) responsible in any manner to any Secured Party for any recital, statement, representation or warranty made by the Company, or any officer thereof, contained in this Agreement or any other Purchase Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, any Purchase Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Purchase Document, or for any failure of the Company to perform its obligations hereunder or thereunder.

1.3              Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, teletype or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement, the Purchase Agreement or any Note unless it shall first receive such advice or concurrence of the Secured Parties.

1.4              Failure to Act. No provision of this Agreement or the Purchase Agreement shall require the Collateral Agent to take any action that it reasonably and in good faith believes (based on the written advice of counsel) to be contrary to a law or to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties thereunder (unless reasonable assurance has been provided for the reimbursement of such funds or liability).

1.5              Indemnification. Each Secured Party shall, based on its pro rata share of the Indebtedness, severally indemnify the Collateral Agent and its successors, assigns, agents and employees, from and against any and all losses, claims, damages, penalties, liabilities, and related reasonable out-of-pocket expenses imposed on incurred by or asserted against the Collateral Agent, or its successors, assigns, agents and employees, in any way directly relating to or arising out of this Agreement and any other Purchase Document, or the ownership, delivery, possession, use, condition, or disposition of any Collateral, other than any such losses, claims, damages, penalties, liabilities or expenses arising out of the gross negligence or willful misconduct of the Collateral Agent (acting in such capacity).

2.            Security.

2.1              Grant of Security Interest. As security for the prompt and punctual payment and performance of all Indebtedness (as defined below) of the Company to the Secured Parties when and as due under the Notes, the Company hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in the Collateral (as defined below). For purposes of this Agreement, “Indebtedness” means all obligations and liabilities of the Company to the Secured Parties under the Notes.

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2.2              Collateral Defined. As used in this Agreement, the term “Collateral” means, collectively, any and all of the Company’s accounts receivable and equipment, whether now owned by the Company or hereafter acquired, and all proceeds thereof.

2.3              Collateral Agent and Secured Party Rights. Collateral Agent is hereby authorized to file one or more UCC-1 Financing Statements with the Secretary of State of the State of Nevada or any other applicable filing office evidencing and providing notice of the security interest granted to Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in the Collateral.

2.4              Release of Collateral. Upon the full and final discharge of all of the Indebtedness, the Collateral Agent and the Secured Parties will execute and deliver such documents as may be reasonably necessary and requested by the Company to release the Collateral from the security interest granted to the Collateral Agent for the benefit of the Secured Parties in this Agreement.

2.5              Termination. When all the Indebtedness has been paid in full and discharged, this Agreement and the security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder will terminate and a UCC-3 Termination Statement shall be filed by the Collateral Agent indicate the termination of the security interest created hereby.

3.            Representations and Warranties of the Company. The Company hereby represents and warrants to the Collateral Agent and the Secured Parties that the statements contained in the following paragraphs of this Section 2 are all true and correct immediately prior to the execution of the Notes.

3.1              Title. The Company owns all right, title and interest in and to the Collateral.

3.2              Right to Grant Interest. The Company has the right to grant the security interest under this Agreement to Collateral Agent for the benefit of the Secured Parties in the Collateral.

3.3              No Bankruptcy. The Company is not subject to any bankruptcy case or insolvency proceedings before any court in any jurisdiction. In the ninety (90) days preceding the date of this Agreement, the Company has not received any threat from any third party to subject the Company to any involuntary bankruptcy or insolvency proceeding.

4.            Covenants of the Company. So long as any of the Company Indebtedness to the Secured Parties has not been fully satisfied, the Company covenants and agrees with the Collateral Agent and the Secured Parties that:

4.1              Payment of Indebtedness. The Company will pay all Indebtedness when due under the Notes.

4.2              Condition of Collateral. The Company will maintain the Collateral in good condition and repair.

4.3              Further Assurances. The Company will execute and deliver such documents as Secured Parties deems necessary to create, perfect and continue the security interests granted by this Agreement.

4.4              Taxes. The Company will pay all taxes due and owing by the Company at such time as they become due.

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4.5              No Sale or Transfer. The Company will not to sell, offer to sell, or otherwise transfer the Collateral, except in the ordinary course of business.

4.6              Books and Records. The Company will keep, in accordance with accounting principles consistently applied, complete and accurate books and records regarding all Collateral.

4.7              Inspection. The Company will permit the Collateral Agent and/or the Secured Parties and their designees at all reasonable times to inspect the Collateral and Company’s books and records relating to Collateral, and to audit and make copies or extracts from such books and records.

5.            Rights and Remedies Upon Event of Default.

5.1              General Remedies. In the event of an occurrence and continuation of an Event of Default, in addition to exercising any other rights or remedies the Collateral Agent may have on behalf of the Secured Parties under the Notes, at law or in equity, or pursuant to the provisions of the Uniform Commercial Code, the Collateral Agent, at the written direction of any Secured Party, shall, and without demand first made, exercise any one or all of the following rights and remedies: (i) collect the Collateral and its proceeds; (ii) proceed with the foreclosure of the security interest in the Collateral granted herein and the sale or endorsement and collection of the proceeds of the Collateral in any manner permitted by law or provided for herein; (iii) collect payments directly from the account debtors; (iv) institute a suit or other action against the Company for recovery on the Notes or to effect a sale of the Collateral; (v) exercise any rights and remedies of a secured party under the Uniform Commercial Code; and/or (vi) offset, against any payment due from the Company to the Secured Parties, the whole or any part of any Indebtedness of the Secured Parties to the Company.

5.2              No Election of Remedies. The election by any Secured Party of any right or remedy will not prevent any Secured Party from exercising any other right or remedy against the Company.

5.3              Proceeds. If an Event of Default occurs, all proceeds and payments with respect to the Collateral will be retained by the Collateral Agent for the benefit of the Secured Parties (or if received by the Company will be held in trust and will be forthwith delivered by the Company to the Collateral Agent in the original form received, endorsed in blank) and held by the Collateral Agent for the benefit of the Secured Parties as part of the Collateral or applied by Collateral Agent for the benefit of the Secured Parties to the payment of the Indebtedness as provided in Section 5.5 below.

5.4              Sales of Collateral. Any item of Collateral may be sold for cash or other value at public or private sale or other disposition and the proceeds thereof collected by the Collateral Agent as provided in the Uniform Commercial Code or under other applicable law. The Company agrees to promptly execute and deliver, or promptly cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as the Collateral Agent or the Secured Parties may reasonably require in connection with any such sale or disposition. The Secured Parties will have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, acting collectively or individually, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived or released. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Collateral Agent agrees to give the Company ten (10) days’ prior written notice of any sale or other disposition of Collateral (or any part thereof) by the Collateral Agent for the benefit of the Secured Parties.

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5.5              Application of Proceeds. The proceeds of all sales and collections in respect of the Collateral, the application of which is not otherwise specifically herein provided for, will be applied as follows: (i) first, to the payment of the costs and expenses of such sale or sales and collections and the actual attorneys’ fees and out-of-pocket expenses incurred by the Collateral Agent and the Secured Parties relating to costs of collection; (ii) second, any surplus then remaining will be applied to the payment of all unpaid Indebtedness, based on the pro rata amount outstanding in favor of each Secured Party; and (iii) third, any surplus then remaining will be paid to the Company.

6.            GENERAL PROVISIONS.

6.1              Survival of Warranties. The representations, warranties and covenants of the Company and the Secured Parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Secured Parties or the Company, as the case may be.

6.2              Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.3              Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws and, to the extent applicable, by federal law.

6.4              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.5              Headings. The headings and captions used in this Agreement are used only for convenience and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

6.6              Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on the signature page hereto, or, or at such other address as any party or the Company may designate by giving ten (10) days’ advance written notice to all other parties.

6.7              Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.8           Further Assurances. From and after the date of this Agreement, upon the request of the Secured Parties or the Company, the Company and the Secured Parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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5.9 Waiver and Amendment. Any of the terms and provisions of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but only by a written instrument executed by such party. This Agreement may be amended only by an agreement in writing executed by the parties.

5.10 Delay or Omission. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

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IN WITNESS WHEREOF, the parties have caused this SECURITY AGREEMENT to be executed and delivered as of the date first above written.

COLLATERAL AGENT:

Ergo Strategic Partners, LLC

By: /s/ Peter Polydor

       Peter Polydor
       Director

COMPANY:

ENERPULSE TECHNOLOGIES, INC.

By: /s/ Joseph E. Gonnella

Joseph E. Gonnella

Chief Executive Officer

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